Exhibit 99.4

2. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Assertio share issuance proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to Assertio stockholders. 1. To approve the issuance of shares of common stock, par value $0.0001 per share, of Assertio (“Assertio common stock”) to the stockholders of Spectrum Pharmaceuticals, Inc. (“Spectrum”) in connection with the merger contemplated by the Agreement and Plan of Merger, dated April 24, 2023, as it may be amended from time to time, by and among Assertio, Spade Merger Sub 1, Inc., and Spectrum, including the issuance of shares of Assertio common stock as payments under the contingent value rights issued in connection with such merger (“Assertio share issuance proposal”). Signature________________________________Signature, if held jointly_________________________________ Date___________, 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X PROXY THE BOARD OF DIRECTORS OF ASSERTIO HOLDINGS, INC. (“ASSERTIO”) RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS: 22460 Assertio Holdings Proxy Card_REV5 - Front CONTROL NUMBER FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Central Time, on July 26, 2023. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet or Telephone - QUICK EASY YOU DO NOT NEED TO RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. IF WE RECEIVE MULTIPLE VOTES FROM YOU, WE WILL COUNT ONLY THE LAST VOTE RECEIVED. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend; https://www.cstproxy.com/assertiotx/sm2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ASSERTIO HOLDINGS, INC. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Daniel A. Peisert and Paul Schwichtenberg, and each of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, and authorizes each of them to represent and to vote all shares of common stock of Assertio Holdings, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders of Assertio Holdings, Inc. to be held on July 27, 2023, at 12:30 p.m. Central Time via the Internet at https://www.cstproxy.com/assertiotx/sm2023, and at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED ON THE REVERSE SIDE HEREOF. IF NO CONTRARY INDICATION IS MADE BUT THE CARD IS SIGNED, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. 22460 Assertio Holdings Proxy Car_REV5 - Back (Continued, and to be marked, dated and signed, on the other side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held virtually on July 27, 2023, at 12:30 p.m. Central Time at https://www.cstproxy.com/assertiotx/sm2023 The Notice of Special Meeting of Stockholders and Proxy Statement are available for review at https://www.cstproxy.com/assertiotx/sm2023